Exhibit 99.1

Investor Relations Contact:
Mr. Andrew Haag, Managing Partner
IRTH Communications, LLC
Tel: +1-866-976-IRTH (4784)
E-mail: wemu@irthcommunications.com
Website: www.irthcommunications.com

Worldwide Energy & Manufacturing USA, Inc. Announces Modification to Terms of Warrants Issued to Certain Investors

SOUTH SAN FRANCISCO, Calif., June 8, 2011 – Worldwide Energy & Manufacturing USA, Inc. (Pinksheets: WEMU - News) ("Worldwide" or the "Company"), a  rapidly growing supplier of photovoltaic (PV) solar modules under the ‘Amerisolar’ brand, today announced a modification to the terms of its warrants issued to certain accredited investors who participated in the Company’s 2010 financing. The modification was due to a delay in filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2010 in a timely manner with the Securities and Exchange Commission (SEC).

Worldwide entered into subscription agreements and related financing documents with investors on January 26, 2010 and February 9, 2010 (the “Financing”).  As part of the Financing, the Company issued warrants to purchase its common stock at an exercise price of $5.65 per share (“the Warrants”). Under the terms of the agreements and the Warrants, if the Company fails to file its 2010 Annual Report with the SEC on or before the last date required with permitted extensions, the exercise price of the Warrants will be reduced to $2.25 and the number of common shares issuable upon exercise of the Warrants will be increased. Accordingly, as of April 15, 2011, the exercise price of the Warrants was reduced to $2.25 and the number of shares of common stock issuable upon exercise of each warrant was increased.

“We regret the delay in filing our Annual Report on Form 10-K with the SEC,” said Jeff Watson, President and CEO of Worldwide Energy & Manufacturing USA, Inc. “This is due to a review of agreements that could affect reported 2010 financial results. We are working diligently to resolve this issue so we may file as soon as practicable.”

About Worldwide Energy & Manufacturing USA, Inc.

Worldwide Energy & Manufacturing USA, Inc., headquartered in South San Francisco, California with manufacturing facilities in China, is a rapidly growing manufacturer of photovoltaic (PV) solar modules under the ‘Amerisolar’ brand. Founded in 1993, the Company sells its products primarily to clients in Europe, North America and Asia. The Company also operates several subsidiaries in the People’s Republic of China (PRC) that provide mechanical, electronic and fiber optic products manufacturing.  For more information about Worldwide Energy & Manufacturing USA, please visit its website at http://www.wwmusa.com.

Safe Harbor Statement

The information contained herein includes forward-looking statements. These statements relate to future events or to our future anticipated financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology. Such statements typically involve risks and uncertainties and may include financial projections or information regarding the progress of new product development and market conditions. Actual results could differ materially from the expectations reflected in such forward-looking statements as a result of a variety of factors, including the risks associated with the effect of changing economic conditions in The People's Republic of China. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We do not intend to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.